SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 16, 1997


                         WASHINGTON TRUST BANCORP, INC.
             (Exact name of registrant as specified in its charter)



            RHODE ISLAND                 0-13091               05-0404671
   ------------------------------      ------------       --------------------
   State or other jurisdiction of      (Commission          (I.R.S. Employer
   incorporation or organization)      File Number)        Identification No.)



     23 Broad Street, Westerly, Rhode Island                  02891
   -------------------------------------------           ---------------
     (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code (401) 348-1200
                                                          --------------


                                       N/A
-------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)


                                Page 1 of 2 Pages

WASHINGTON TRUST BANCORP, INC.
FORM 8-K


Item 5.  Other Events
         ------------
     On October 16, 1997, the Registrant's board of directors voted to approve a 3-for-2 stock split of the Registrant's common stock. The stock split, in the form of a stock dividend, will be paid on November 19, 1997 to shareholders of record as of November 5, 1997. The split will result in one additional share of common stock being issued for every two shares issued and outstanding on the record date. The par value of the common stock will remain unchanged at $.0625 per share. Cash payments will be made in lieu of issuing fractional shares. The cash payment for fractional shares will be based on the closing price of the common stock as reported by NASDAQ on the record date, November 5, 1997.

Item 7.  Financial Statements and Other Exhibits
         ---------------------------------------
         None



                                   SIGNATURES
                                   ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                WASHINGTON TRUST BANCORP, INC.
                                                ------------------------------
                                                        (Registrant)



October 22, 1997                        By:     David V. Devault
                                                ------------------------------
                                                David V. Devault
                                                Vice President, Treasurer and
                                                Chief Financial Officer
                                                (principal financial officer)

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